Independent Bank Corp. - Investor Meetings November 28, 2022 Christopher Oddleifson - Chief Executive Officer Rob Cozzone - EVP and Chief Operating Officer Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer

(2) Who We Are • Independent Bank Corp. (Nasdaq: INDB) ◦ Main Banking Sub: Rockland Trust ◦ Massachusetts based; New England focused (As of September 30, 2022) (Dollars in billions) Total assets $19.7 Loans $13.7 Deposits $16.3 Wealth management $5.1 Market Cap (as of November 4, 2022) $4.0

(3) Key Messages - Core Franchise • Extensive history of strong financial performance • Expanding footprint in growth markets • Healthy loan and core deposit originations • Diversified fee income business lines • Well-positioned for rising rate environment • Demonstrated resiliency in prior crises • Proven integrator of acquired banks • Strong capital levels • Strong operating efficiency • Disciplined risk management culture *See appendix A for reconciliation

(4) Recent Accomplishments • YTD 2022 operating EPS up 11% • November 2021 Acquisition of Meridian Bancorp, Inc. and East Boston Savings Bank (EBSB) (assets $6.4B) • Strong margin expansion in 2022 • Robust new business generation • Record growth in business and consumer households • Strong net inflow of wealth management assets under administration • Growing presence in Worcester County • Growth initiatives – online account opening, de novo branches, expanded digital offerings, Salesforce module expansion, and senior talent adds

(5) Acquisition Strategy: Driving Long Term Growth & Shareholder Value Proven Record of Value Add Transactions

(6) Source: SNL Financial; Deposit/Market Share data as of June 30, 2022 Expanding Company Footprint INDB Market Share* % of INDB Dep. Plymouth County Rank 2022 1 26.2% 29% Norfolk County Rank 2022 3 6.3% 14% Barnstable County (Cape Cod) Rank 2022 3 12.2% 8% Bristol County Rank 2022 5 8.9% 9% Middlesex County Rank 2022 12 1.8% 9% Suffolk County Rank 2022 8 1.7% 16% Dukes County (MV) Rank 2022 2 17.0% 2% Worcester County Rank 2022 17 2.0% 3% Nantucket County Rank 2022 1 37.5% 3% *Market share metrics presented above are INDB only

(7) Sustaining Business Momentum Business Line • Extend Market Presence/Recruit Seasoned Lenders • Grow Client Base / Expanded Lending Capacity • Expand Specialty Products, e.g. ABL, Floorplan • Optimize Loan Origination Process • Continue to Drive Household Growth • Expand Digital Offerings • Expedite New Account Openings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand Investment Center Network • Scalable Resi Mortgage Origination Platform • Continue Aggressive HE Marketing • Capitalize on New Credit Card Offerings • Robust Product Set Focal Points

(8) Financial Performance - Strong Fundamentals **See appendix B for reconciliation Longer Term Trends • Robust loan/deposit originations • Strong core deposit base • Low funding costs • Asset management growth • Powerful mortgage platform • Low credit loss rates • Strong operating efficiency • Accretive acquisitions • TBV focus Recent Factors • Net interest margin volatility (PPP fees, purchase accounting) • Loan loss provision volatility • Weight of excess liquidity • Lower fee income including July 1, 2020 Durbin impact Net Income ($Mil) Operating Earnings ($Mil)**

(9) Strong Business Volumes Despite Pandemic *Origination amounts presented above do not include loans associated with the Paycheck Protection Program (PPP). Through December 31, 2021 the Company extended approximately 10,000 loans totaling $1.2 billion.

(10) Loan Portfolio/Asset Sensitivity Balance sheet position to benefit from rising rate environment *See appendix C for reconciliation $13.7B as of 9/30/22 Asset Sensitivity: Balances Subject to Reprice Interest earning cash 100% Loans 30-35% Less: Loan hedges (10-11%) Strong core deposit funding source = historical low deposit betas

(11) Loan Portfolio - Commercial Diversification $8.9B as of 9/30/22 $1.5B as of 9/30/22 *Includes 1-4 Family, multifamily, Condos and Approved Land Note - Percentage based on Rockland Trust bank capital **Non-Owner Occupied Commercial Real Estate divided by Total Capital ***2021 growth reflects acquisition of EBSB ****Inclusive of PPP loan balances, which totaled $11.1 million at 9/30/22 *

(12) Low Cost Deposit Base Total Deposits $16.3B as of 9/30/22 • Sizable demand deposit component • Robust new checking account openings • <1% of HH's are CD only • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base

(13) Investment Management: Transformed Into High Growth Business Longer Term Trends • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Adding experienced professionals • Capitalizing on cross-sell opportunity in acquired bank markets CAGR+11% Recent Factors • Market volatility = asset depreciation • Strong net inflows through 2022

(14) • Disciplined underwriter • Low loss rates • High average FICOs and low average LTVs in consumer book • Proactive identification and resolution of problem loans Asset Quality

(15) Asset Quality: A Look Back • Strong credit results through prior financial crisis • Experienced management and loan workout team • Consistent and conservative credit philosophy

(16) Strong Capital Position * See appendix A for reconciliation • Strong internal capital generation • History of healthy dividend increases • TBV rose for 32 consecutive quarters until very recently despite 6 acquisitions over this period • Completed 1.8 million share repurchase for $140MM during 2022 • New October 2022 share repurchase plan, with authorization up to $120MM

(17) Near-Term Priorities • Capitalizing on EBSB revenue opportunities • Liquidity/Capital Management • Taking disciplined approach to economic uncertainty • Balance sheet management - rising rate environment • Extending our presence in attractive Worcester market • Implementing nCino loan origination system • Branch optimization, including select openings and closings • Continued investment in digital/mobile technology • Aggressive promotion of Rockland Trust brand • Deepening of risk management infrastructure • Reassessment of physical workspace needs

(18) INDB Investment Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Leverageable operating platform • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team

(19) Appendix A: Non-GAAP Reconciliation of Capital Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non- GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: September 30 December 31 2022 2021 2020 2019 (Dollars in thousands) Tangible common equity Stockholders' equity (GAAP) $ 2,817,201 $ 3,018,449 $ 1,702,685 $ 1,708,143 (a) Less: Goodwill and other intangibles 1,012,006 1,017,844 529,313 535,492 Tangible common equity 1,805,195 2,000,605 1,173,372 1,172,651 (b) Tangible assets Assets (GAAP) 19,703,269 20,423,405 13,204,301 11,395,165 (c) Less: Goodwill and other intangibles 1,012,006 1,017,844 529,313 535,492 Tangible assets $ 18,691,263 $ 19,405,561 $ 12,674,988 $ 10,859,673 (d) Common shares 45,634,626 47,349,778 32,965,692 34,377,388 (e) Common equity to assets ratio (GAAP) 14.30% 14.78% 12.89% 14.99% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 9.66% 10.31% 9.26% 10.80% (b/d) Book Value per share (GAAP) $ 61.73 $ 63.75 $ 51.65 $ 49.69 (a/e) Tangible book value per share (Non-GAAP) $ 39.56 $ 42.25 $ 35.59 $ 34.11 (b/e)

Appendix B: Non-GAAP Reconciliation of Earnings Metrics

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	YTD22		2021		2020		2019		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 186,770	$ 4.00	$ 120,992	$ 3.47	$ 121,167	$ 3.64	$ 165,175	$ 5.03	(a)
Non-GAAP adjustments									
Provision for non-PCD acquired loans	—	—	50,705	1.45	—	—	—	—	
Noninterest income components									
Gain on sale of loans	—	—	—	—	—	—	951	0.03	
Noninterest expense components									
Loss on termination of derivatives	—	—	—	—	684	0.03	—	—	
Merger and acquisition expenses	7,100	0.15	40,840	1.17	—	—	26,433	0.80	
Total impact of noncore items	7,100	0.15	40,840	2.62	684	0.03	25,482	0.77	
Less - net tax benefit associated with noncore items (1)	(1,995)	(0.04)	(24,899)	(0.71)	(192)	(0.01)	(6,686)	(0.20)	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	—	—	—	—	650	0.02	
Total tax impact	(1,995)	(0.04)	(24,899)	(0.71)	492	(0.01)	(6,036)	(0.18)	
Net operating earnings (Non-GAAP)	$ 191,875	$ 4.11	$ 187,638	$ 5.38	$ 121,659	$ 3.66	$ 184,621	$ 5.62	(b)
Average assets	$ 20,018,469		$ 14,854,547		$ 12,605,611		$ 10,875,297		(c)
Average equity	$ 2,936,021		$ 1,908,265		$ 1,699,547		$ 1,521,921		(d)
Return on average assets	1.25 %		0.81 %		0.96 %		1.52 %	(a/(c))	
Return on average assets on an operating basis	1.28 %		1.26 %		0.97 %		1.70 %	(b)/(c))	
Return on average common equity	8.51 %		6.34 %		7.13 %		10.85 %	(a)/(d))	
Return on average common equity on an operating basis	8.74 %		9.83 %		7.16 %		12.13 %	(b)/(d))	

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

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Appendix C: Non-GAAP Reconciliation of Core Net Interest Margin

The following table reconciles net interest margin which is a GAAP measure, to core net interest margin, which is a Non-GAAP measure, for the periods indicated:

	Three Months Ended											
	September 30, 2022			**June 30, 2022**			**March 31, 2022**			**December 31, 2021**		
	Volume	**Interest**	**Margin Impact**	**Volume**	**Interest**	**Margin Impact**	**Volume**	**Interest**	**Margin Impact**	**Volume**	**Interest**	**Margin Impact**
	(Dollars in thousands, except per share data)											
Reported total interest earning assets	$ 17,852,939	$ 163,636	3.64 %	$ 17,877,531	$ 145,817	3.27 %	$ 18,189,578	$ 138,403	3.09 %	$ 16,004,215	$ 123,589	3.05 %
Core adjustments:												
PPP volume @ 1%	(20,071)	(46)		(60,969)	(149)		(148,384)	(362)		(315,420)	(793)	
PPP fee amortization		(443)			(1,762)			(3,486)			(7,537)	
Total PPP impact	(20,071)	(489)	(0.01)%	(60,969)	(1,911)	(0.03)%	(148,384)	(3,848)	(0.07)%	(315,420)	(8,330)	(0.14)%
Acquisition fair value marks:												
Loan amortization (accretion)		(624)			823			(83)			(1,534)	
CD accretion		(97)			(437)			(684)			(365)	
		(721)	(0.02)%		386	0.01 %		(767)	(0.02)%		(1,899)	(0.05)%
Nonaccrual interest, net		(556)	(0.01)%		205	— %		310	0.01 %		64	— %
Other noncore adjustments		(637)	(0.01)%		(1,106)	(0.02)%		(773)	(0.01)%		(1,234)	(0.03)%
Core margin (Non-GAAP)	$ 17,832,868	$ 161,233	3.59 %	$ 17,816,562	$ 143,391	3.23 %	$ 18,041,194	$ 133,325	3.00 %	$ 15,688,795	$ 112,190	2.83 %

INDEPENDENT BANK CORP.

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(22) NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.